UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:  811-08294

ALLIANCEBERNSTEIN EXCHANGE RESERVES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2007

Date of reporting period:    September 30, 2007

ITEM 1.    REPORTS TO STOCKHOLDERS.

2

AllianceBernstein Exchange Reserves

September 30, 2007

Annual Report

ANNUAL REPORT

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Distribution of this report other than to shareholders must be preceded or accompanied by the Fund’s current prospectus, which contains further information about the Fund.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

FUND EXPENSES	AllianceBernstein Exchange Reserves

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2007		Ending Account Value September 30, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,022.81	$1,020.86	$4.26	$4.26
Class B	$1,000	$1,000	$1,020.52	$1,018.60	$6.53	$6.53
Class C	$1,000	$1,000	$1,021.80	$1,019.85	$5.27	$5.27
Advisor Class	$1,000	$1,000	$1,024.35	$1,022.36	$2.74	$2.74
Class R	$1,000	$1,000	$1,021.28	$1,019.10	$6.03	$6.02
Class K	$1,000	$1,000	$1,022.83	$1,020.76	$4.36	$4.36
Class I	$1,000	$1,000	$1,024.53	$1,022.51	$2.59	$2.59

*	Expenses are equal to the classes’ annualized expense ratios of 0.84%, 1.29%, 1.04%, 0.54%, 1.19%, 0.86% and 0.51%, respectively, multiplied by the average account value over the period, multiplied by 183/365 ( to reflect the one-half year period ).

**	Assumes 5% return before expenses.

PORTFOLIO OF INVESTMENTS
September 30, 2007	AllianceBernstein Exchange Reserves

	Yield	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–100.1%
COMMERCIAL PAPER–78.4%
Asb Finance Ltd.
1/22/08(a)	5.76%	$8,750	$8,598,117
Bank of America Corp.
12/04/07	5.51	14,600	14,458,802
Bank of Montreal
11/05/07	5.70	8,700	8,652,253
Banque Et Caisse Epargne
10/18/07	5.39	15,000	14,962,175
Barclays US Funding
11/13/07	5.45	15,000	14,903,698
BNP Paribas Fin
10/15/07	5.43	15,700	15,667,183
Caisse Centrale Desjardins
12/10/07(a)	5.61	7,250	7,172,042
Calyon North America
11/09/07	5.34	14,650	14,565,964
Canadian Imperial Holdings
2/04/08	5.60	7,550	7,405,455
Citigroup Funding Inc.
10/01/07	5.31	14,900	14,900,000
Deutsche Bank
10/17/07	5.33	8,500	8,480,053
Dnb Nor Bank Asa
10/26/07	5.30	7,000	6,974,917
Fortis Banque
10/19/07	5.25	7,250	7,231,150
Galaxy Funding Inc.
10/09/07(a)	5.32	15,000	14,982,500
General Electric Capital
12/18/07	4.81	14,550	14,400,256
Goldman Sachs
10/25/07	5.29	8,400	8,371,104
Hbos Treasury Services PLC
10/11/07	5.30	17,400	17,374,963
HSBC Bank USA
10/16/07	5.45	15,700	15,664,675
Ing US Funding LLC
10/23/07	5.42	8,700	8,671,450
JP Morgan Chase & Co.
11/19/07	5.29	15,700	15,588,452
Merril Lynch & Co.
10/02/07	5.31	8,700	8,698,724
Metlife Inc.
11/16/07(a)	5.04	8,650	8,594,736
Morgan Stanley Dean Witter
12/20/07	5.53	8,700	8,595,020
Natexis Banques Populaires
11/07/07	5.29	7,300	7,260,610
Prudential PLC
11/01/07(a)	5.33	14,900	14,832,511
Rabobank Usa Fin Corp.
10/01/07	4.60	11,900	11,900,000

	Yield	Principal Amount (000)	U.S. $ Value

Royal Bank of Scotland
10/24/07	5.49%	$14,450	$14,399,686
San Paolo Umi US Financial Co.
11/08/07	5.24	7,300	7,259,931
State Street Bank Corp.
11/23/07	4.94	14,650	14,544,317
Svenska Handlsbn
10/22/07	5.31	8,200	8,174,935
Swedbank
10/26/07	5.44	6,950	6,924,034
Toronto Dominion Holdings USA Inc.
10/01/07(a)	5.31	8,300	8,300,000
Toyota Motor
12/03/07	5.34	14,600	14,465,351
UBS Global Asset Management Ltd./Japan
10/01/07	4.75	14,600	14,600,000
Westpac Securities
11/01/07(a)	5.48	7,250	7,216,163

			394,791,227

U.S. GOVERNMENT & GOVERNMENT SPONSORED AGENCY OBLIGATIONS–8.8%
Federal Home Loan Bank
11/20/07	4.64	14,550	14,457,042
Federal Home Loan Mortgage Corp.
12/17/07	4.61	14,650	14,506,957
Federal National Mortgage Association
12/19/07	4.57	15,300	15,148,241

			44,112,240

CORPORATES–INVESTMENT GRADES–6.9%
FINANCIAL INSTITUTIONS–6.9%
FINANCE–5.1%
K2 USA LLC
1/22/08(a)(b)	5.48	7,000	6,999,991
Series MTN
5/01/08(a)(b)	5.31	9,300	9,300,000
Sigma Finance, Inc.
4/30/08(a)(b)	5.30	9,300	9,300,000

			25,599,991

BANKING–1.8%
World Savings Bank FSB
5/08/08(b)	5.82	9,300	9,301,615

			34,901,606

CERTIFICATE OF DEPOSIT–6.0%
American Express Bank
10/25/07	5.06	8,750	8,750,000

AllianceBernstein Exchange Reserves

	Yield	Principal Amount (000)	U.S. $ Value

Union Bank California Treasury Division
10/30/07	5.31%	$6,800	$6,800,000
Wells Fargo Bank
10/31/07	4.82	14,650	14,650,000

			30,200,000

TOTAL INVESTMENTS–100.1% (cost $504,005,073)			504,005,073
Other assets less liabilities–(0.1)%			(599,087)

NET ASSETS–100.0%			$503,405,986

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the aggregate market value of these securities amounted to $95,296,060 or 18.9% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2007.

See notes to financial statements.

STATEMENT OF ASSETS & LIABILITIES
September 30, 2007	AllianceBernstein Exchange Reserves

ASSETS
Investments in securities, at value (cost $504,005,073)	$504,005,073
Cash	302,088
Receivable for shares of beneficial interest sold	1,445,776
Interest receivable	293,636

Total assets	506,046,573

LIABILITIES
Payable for shares of beneficial interest redeemed	2,032,903
Transfer Agent fee payable	245,525
Distribution fee payable	116,018
Advisory fee payable	103,132
Administrative fee payable	23,809
Dividends payable	1,490
Accrued expenses	117,710

Total liabilities	2,640,587

NET ASSETS	$503,405,986

COMPOSITION OF NET ASSETS
Shares of beneficial interest, at par	$503,398
Additional paid-in capital	502,928,603
Accumulated net realized loss on investment transactions	(26,015)

$503,405,986

Net Asset Value Per Share—unlimited shares authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$257,466,457	257,461,196	$1.00
B	$54,394,943	54,392,483	$1.00
C	$29,709,220	29,708,064	$1.00
Advisor	$133,242,067	133,243,449	$1.00
R	$5,264,402	5,264,401	$1.00
K	$18,172,392	18,172,372	$1.00
I	$5,156,505	5,156,477	$1.00

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Year Ended September 30, 2007	AllianceBernstein Exchange Reserves

INVESTMENT INCOME
Interest	$25,873,381

EXPENSES
Advisory fee (see Note B)	1,210,345
Distribution fee—Class A	793,289
Distribution fee—Class B	647,698
Distribution fee—Class C	207,882
Distribution fee—Class R	5,121
Distribution fee—Class K	18,279
Transfer agency—Class A	607,145
Transfer agency—Class B	152,624
Transfer agency—Class C	62,165
Transfer agency—Advisor Class	252,057
Transfer agency—Class R	2,755
Transfer agency—Class K	15,837
Transfer agency—Class I	5,774
Custodian	173,529
Registration fees	128,086
Administrative	87,282
Printing	65,239
Legal	47,784
Trustee’s fees	39,049
Audit	38,195
Miscellaneous	29,436

Total expenses	4,589,571
Less: expenses waived and reimbursed by the Adviser (see Note C)	(231,218)
Less: expense offset arrangement (see Note B)	(82,148)

Net expenses	4,276,205

Net investment income	21,597,176

NET INCREASE IN NET ASSETS FROM OPERATIONS	$21,597,176

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Exchange Reserves

	Year Ended September 30, 2007	Year Ended September 30, 2006
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$21,597,176	$17,793,888

Net increase in net assets from operations	21,597,176	17,793,888
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(11,782,027)	(9,941,879)
Class B	(2,595,344)	(3,093,858)
Class C	(1,183,033)	(1,045,392)
Advisor Class	(5,460,287)	(3,552,264)
Class R	(42,826)	(1,249)
Class K	(328,677)	(86,824)
Class I	(204,982)	(72,422)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net increase (decrease)	18,568,264	(3,252,389)

Total increase (decrease)	18,568,264	(3,252,389)
NET ASSETS
Beginning of period	484,837,722	488,090,111

End of period	$503,405,986	$484,837,722

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2007	AllianceBernstein Exchange Reserves

NOTE A: Significant Accounting Policies

AllianceBernstein Exchange Reserves (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund’s investment objective is to provide maximum current income to the extent consistent with safety of principal and liquidity. The Fund offers, as described in the prospectus, Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan.

Class A shares are sold for cash without an initial sales charge at the time of purchase. On cash purchases of $1,000,000 or more, however, a contingent deferred sales charge (“CDSC”) equal to 1% of the lesser of net asset value at the time of redemption or original cost if redeemed within one year may be charged. Class A shares may be exchanged for Class A shares of other AllianceBernstein Mutual Funds, subject, in the case of Class A shares of the Fund that were purchased for cash, to any applicable initial sales charge at the time of exchange. Class A shares of the Fund also are offered in exchange for Class A shares of other AllianceBernstein Mutual Funds without any sales charge at the time of purchase, but on Class A shares that were received in exchange for AllianceBernstein Mutual Fund Class A shares that were not subject to an initial sales charge when originally purchased for cash because the purchase was of $1,000,000 or more, a 1% CDSC may be assessed if shares of the Fund are redeemed within one year of the AllianceBernstein Mutual Fund Class A shares originally purchased for cash.

Class B shares are sold for cash, to the extent described in the prospectus, without an initial sales charge. However, a CDSC is charged if shares are redeemed within four years after purchase. The CDSC charge declines from 4% to zero depending on the period of time the shares are held. Class B shares purchased for cash will automatically convert to Class A shares after eight years. Class B shares may be exchanged, to the extent described in the prospectus, for Class B shares of other AllianceBernstein Mutual Funds. Class B shares also are offered in exchange, to the extent described in the prospectus, for Class B shares of other AllianceBernstein Mutual Funds without an initial sales charge. However, a CDSC may be charged if shares are redeemed within a certain number of years of the original purchase of AllianceBernstein Mutual Fund Class B shares. When redemption occurs, the applicable CDSC schedule is that which applied to the AllianceBernstein Mutual Fund Class B shares originally purchased for cash at the time of their purchase.

Class C shares are sold for cash or in exchange for Class C shares of another AllianceBernstein Mutual Fund without an initial sales charge at the time of purchase. Class C shares are subject to a CDSC of 1% on redemptions made within the first year after purchase. Class C shares do not convert to any other class of shares of the Fund. Class C shares may be exchanged for Class C shares of other AllianceBernstein Mutual Funds.

Advisor Class shares are sold for cash or in exchange for Advisor Class shares of another AllianceBernstein Mutual Fund without an initial sales charge or CDSC and are not subject to ongoing distribution expenses.

Class R, Class K, and Class I shares are sold for cash or in exchange of the same class of shares of another AllianceBernstein Mutual Fund without an initial sales charge or CDSC. Class I shares are not subject to ongoing distribution expenses.

The financial statement have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Securities in which the Fund invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Exchange Reserves

3. Dividends

The Fund declares dividends daily and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end.

4. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

5. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. It is the Fund’s policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

NOTE B: Advisory Fee and Other Transactions With Affiliates

The Fund pays AllianceBernstein L.P. (the “Adviser”) an Advisory fee at the annual rate of .25% on the first $1.25 billion of average daily net assets; .24% on the next $.25 billion; .23% on the next $.25 billion; .22% on the next $.25 billion; .21% on the next $1 billion; and ..20% in excess of $3 billion. In addition to the Advisory fee, the Fund also reimburses the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2007, such reimbursements totaled $87,282.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $543,026 for the year ended September 30, 2007.

For the year ended September 30, 2007, the Fund’s expenses were reduced by $82,148 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has received $5,246, $101,667 and $16,816 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2007.

NOTE C: Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B, Class C, Class R and Class K. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to Class B shares, .75% of the average daily net assets attributable to Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares. For the year ended September 30, 2007, the Distributor has voluntarily agreed to waive a portion of the distribution fees in the amount of $161,924 and $69,294 for Class B and Class C respectively, limiting the effective annual rates to .75% and .50% for the Class B and Class C shares, respectively.

NOTE D: Investment Transactions, Income Taxes and Distributions to Shareholders

At September 30, 2007, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. At September 30, 2007, the Fund had a capital loss carryforward of $26,015, of which $21,851 expires in 2010, $3,012 expires in the year 2013 and $1,152 expires in 2014. To the extent that any net capital loss carryforward is used to offset future capital gains, it is probable that these gains will not be distributed to shareholders. The dividends paid by the Fund for the year ended September 30, 2007 are deemed to be ordinary income for federal income tax purposes.

AllianceBernstein Exchange Reserves

NOTE E: Transactions in Shares of Beneficial Interest

Transactions, all at $1.00 per share, were as follows:

	SHARES
	Year Ended September 30, 2007	Year Ended September 30, 2006
Class A
Shares sold	195,449,295	226,984,674
Shares issued in reinvestment of dividends	11,782,027	9,941,879
Shares converted from Class B	12,184,066	7,727,360
Shares redeemed	(240,296,066)	(230,403,710)

Net increase (decrease)	(20,880,678)	14,250,203

Class B
Shares sold	27,485,674	44,543,745
Shares issued in reinvestment of dividends	2,594,454	3,093,858
Shares converted to Class A	(12,184,066)	(7,727,360)
Shares redeemed	(42,017,967)	(73,108,258)

Net decrease	(24,121,905)	(33,198,015)

Class C
Shares sold	27,046,941	27,278,236
Shares issued in reinvestment of dividends	1,183,033	1,045,392
Shares redeemed	(28,454,365)	(26,656,275)

Net increase (decrease)	(224,391)	1,667,353

Advisor Class
Shares sold	49,668,855	24,231,227
Shares issued in reinvestment of dividends	5,460,287	3,552,264
Shares redeemed	(15,794,641)	(17,589,385)

Net increase	39,334,501	10,194,106

Class R
Shares sold	11,826,637	794,566
Shares issued in reinvestment of dividends	42,826	1,249
Shares redeemed	(6,643,275)	(772,157)

Net increase	5,226,188	23,658

Class K
Shares sold	55,818,288	12,460,040
Shares issued in reinvestment of dividends	328,677	86,824
Shares redeemed	(38,731,322)	(11,800,243)

Net increase	17,415,643	746,621

Class I
Shares sold	3,683,274	3,566,899
Shares issued in reinvestment of dividends	204,982	72,422
Shares redeemed	(2,068,000)	(610,565)

Net increase	1,820,256	3,028,756

NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Exchange Reserves

NOTE F: Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—The Fund’s primary risks are interest rate risk and credit risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund’s yield as the securities mature or are sold and the Fund purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Fund invests in securities with short maturities and seek to maintain stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Fund invests in highly-rated securities to minimize credit risk.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”). On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 14, 2004 (“SEC Order) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million) which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

AllianceBernstein Exchange Reserves

NOTE H: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

FINANCIAL HIGHLIGHTS	AllianceBernstein Exchange Reserves

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	CLASS A
	Year Ended September 30,
	2007		2006		2005		2004		2003
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income From Investment Operations
Net investment income	.0446		.0381		.0161		.0008	(a)	.0040	(a)
Net realized gain (loss) on investment transactions	–0	–	–0	–	–0	–(b)	–0	–(b)	–0	–(b)

Net increase in net asset value from operations	.0446		.0381		.0161		.0008		.0040

Less: Dividends
Dividends from net investment income	(.0446)		(.0381)		(.0161)		(.0008)		(.0040)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return
Total investment return based on net asset value (c)	4.55%		3.87%		1.63%		.09%		.37%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$257		$278		$264		$273		$362
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91	%(d)	.91	%(e)	1.13%		1.11%		.95%
Expenses, before waivers/reimbursements	.91	%(d)	.91	%(e)	1.13%		1.15%		1.03%
Net investment income	4.46%		3.82	%(e)	1.62%		.08	%(a)	.40	%(a)

See footnote summary on page 18.

AllianceBernstein Exchange Reserves

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	CLASS B
	Year Ended September 30,
	2007		2006		2005		2004		2003
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income From Investment Operations
Net investment income (a)	.0401		.0336		.0137		.0003		.0011
Net realized gain (loss) on investment transactions	–0	–	–0	–	–0	–(b)	–0	–(b)	–0	–(b)

Net increase in net asset value from operations	.0401		.0336		.0137		.0003		.0011

Less: Dividends
Dividends from net investment income	(.0401)		(.0336)		(.0137)		(.0003)		(.0011)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return
Total investment return based on net asset value (c)	4.08%		3.41%		1.38%		.04%		.10%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$54		$79		$112		$180		$293
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.36	%(d)	1.40	%(e)	1.36%		1.16%		1.24%
Expenses, before waivers/reimbursements	1.61	%(d)	1.65	%(e)	1.61%		1.65%		1.54%
Net investment income (a)	4.01%		3.30	%(e)	1.31%		.03%		.11%

See footnote summary on page 18.

FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Exchange Reserves

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	CLASS C
	Year Ended September 30,
	2007		2006		2005		2004		2003
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income From Investment Operations
Net investment income (a)	.0426		.0361		.0161		.0008		.0017
Net realized gain (loss) on investment transactions	–0	–	–0	–	–0	–(b)	–0	–(b)	–0	–(b)

Net increase in net asset value from operations	.0426		.0361		.0161		.0008		.0017

Less: Dividends
Dividends from net investment income	(.0426)		(.0361)		(.0161)		(.0008)		(.0017)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return
Total investment return based on net asset value (c)	4.34%		3.67%		1.63%		.09%		.15%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$30		$30		$28		$41		$68
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10	%(d)	1.11	%(e)	1.12%		1.11%		1.18%
Expenses, before waivers/reimbursements	1.35	%(d)	1.36	%(e)	1.37%		1.40%		1.29%
Net investment income (a)	4.27%		3.63	%(e)	1.59%		.08%		.17%

See footnote summary on page 18.

AllianceBernstein Exchange Reserves

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	ADVISOR CLASS
	Year Ended September 30,
	2007		2006		2005		2004		2003
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income From Investment Operations
Net investment income	.0476		.0411		.0211		.0055		.0076
Net realized gain (loss) on investment transactions	–0	–	–0	–	–0	–(b)	–0	–(b)	–0	–(b)

Net increase in net asset value from operations	.0476		.0411		.0211		.0055		.0076

Less: Dividends
Dividends from net investment income	(.0476)		(.0411)		(.0211)		(.0055)		(.0076)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return
Total investment return based on net asset value (c)	4.86%		4.19%		2.14%		.55%		.78%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$133		$94		$84		$322		$280
Ratio to expenses to average net assets	.60	%(d)	.61	%(e)	.55%		.64%		.55%
Net investment income	4.76%		4.13	%(e)	2.17%		.55%		.76%

See footnote summary on page 18.

FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Exchange Reserves

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	CLASS R
	Year Ended September 30,				March 1 2005(f) to September 30, 2005
	2007		2006
Net asset value, beginning of period	$1.00		$1.00		$1.00

Income From Investment Operations
Net investment income	.0423		.0372		.0126
Net realized gain on investment transactions	–0	–	–0	–	–0	–(b)

Net increase in net asset value from operations	.0423		.0372		.0126

Less: Dividends
Dividends from net investment income	(.0423)		(.0372)		(.0126)

Net asset value, end of period	$1.00		$1.00		$1.00

Total Return
Total investment return based on net asset value (c)	4.31%		3.79%		1.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,264		$38		$15
Ratio of expense to average net assets	1.20	%(d)	.98	%(e)	1.13	%(g)
Net investment income	4.18%		3.95	%(e)	2.09	%(g)

See footnote summary on page 18.

AllianceBernstein Exchange Reserves

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	CLASS K
	Year Ended September 30,				March 1, 2005(f) to September 30, 2005
	2007		2006
Net asset value, beginning of period	$1.00		$1.00		$1.00

Income From Investment Operations
Net investment income	.0452		.0417		.0140
Net realized gain on investment transactions	–0	–	–0	–	–0	–(b)

Net increase in net asset value from operations	.0452		.0417		.0140

Less: Dividends
Dividends from net investment income	(.0452)		(.0417)		(.0140)

Net asset value, end of period	$1.00		$1.00		$1.00

Total Return
Total investment return based on net asset value (c)	4.61%		4.25%		1.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,172		$757		$10
Ratio of expenses to average net assets	.86	%(d)	.68	%(e)	.80	%(g)
Net investment income	4.50%		4.20	%(e)	2.37	%(g)

See footnote summary on page 18.

FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Exchange Reserves

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	CLASS I
	Year Ended September 30,				March 1, 2005(f) to September 30, 2005
	2007		2006
Net asset value, beginning of period	$1.00		$1.00		$1.00

Income From Investment Operations
Net investment income	.0485		.0424		.0154
Net realized gain on investment transactions	–0	–	–0	–	–0	–(b)

Net increase in net asset value from operations	.0485		.0424		.0154

Less: Dividends
Dividends from net investment income	(.0485)		(.0424)		(.0154)

Net asset value, end of period	$1.00		$1.00		$1.00

Total Return
Total investment return based on net asset value (c)	4.96%		4.33%		1.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,157		$3,336		$307
Ratio of expenses to average net assets	.52	%(d)	.40	%(e)	.66	%(g)
Net investment income	4.85%		4.69	%(e)	2.86	%(g)

(a)	Net of fees waived and expenses reimbursed.

(b)	Amount is less than $0.0001.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Ratios reflect expense grossed up for expense offset arrangement with the Transfer Agent. For the period show below, the net expense ratios were as follows:

Year Ended September 30, 2007
Class A	.89%
Class B	1.34%
Class C	1.08%
Advisor Class	.58%
Class R	1.18%
Class K	.84%
Class I	.50%

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Commencement of distributions.

(g)	Annualized.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Exchange Reserves

The Board of Trustees and Shareholders

AllianceBernstein Exchange Reserves

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Exchange Reserves as of September 30, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended September 30, 2005 were audited by other independent registered public accountants whose report thereon, dated November 22, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Exchange Reserves as of September 30, 2007, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 26, 2007

TAX INFORMATION (unaudited)

For foreign taxpayers, the Fund designates 100% of ordinary dividends paid as qualified interest income.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2008.

AllianceBernstein Exchange Reserves

AllianceBernstein Exchange Reserves

1345 Avenue of the Americas

New York, NY 10105

Toll-Free (800) 221-5672

TRUSTEES
William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President and Chief Executive Officer
David H. Dievler(1) John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Raymond J. Papera, Senior Vice President Maria R. Cona, Vice President John Giaquinta, Vice President	Jason Moshos, Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Thomas R. Manley, Controller

CUSTODIAN	TRANSFER AGENT
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

LEGAL COUNSEL	DISTRIBUTOR
Seward & Kissel LLP One Battery Park Plaza New York, NY 10004	AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM KPMG LLP 345 Park Avenue New York, NY 10154

(1)	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

MANAGEMENT OF THE FUND	AllianceBernstein Exchange Reserves

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS,* AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIP(S) HELD BY TRUSTEE
INTERESTED TRUSTEE

Marc O. Mayer, ++ 1345 Avenue of the Americas New York, NY 10105 50 (2003)	Executive Vice President of AllianceBernstein L.P. (“AllianceBernstein”) since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein from 2001 – 2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC) (“SCB & Co.”) and its predecessor since prior to 2002.	107	SCB Partners, Inc. and SCB Inc.

DISINTERESTED TRUSTEES

William H. Foulk, Jr., #,*** 75 (1994) Chairman of the Board	Investment Adviser and an Independent Consultant. Formerly, Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2002. Formerly, Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	109	None

David H. Dievler, # 78 (1994)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	108	None

John H. Dobkin, # 65 (1994)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001 – 2002, Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design and during 1988 – 1992, Director and Chairman of the Audit Committee of AB Corp.	107	None

MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Exchange Reserves

NAME, ADDRESS,* AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIP(S) HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)

Michael J. Downey, # 63 (2005)	Consultant since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	107	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers, Inc., with which he has been associated since prior to 2002. He is also President of the Arbor Company (private family investments).	107	Intel Corporation (semi- conductors) and Cirrus Logic Corporation (semi- conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992 – 2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985 – 1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982 – 1985); and Attorney Advisor, U.S. Department of the Treasury (1973 – 1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	107	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005 – 2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993 – 2003.	107	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)
Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner from 1976 – 2006, of the law firm Sullivan & Cromwell LLP, specializing in investment management, corporate and securities law; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	107	None

*	The address for each of the Fund’s disinterested Trustees is Alliance Bernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

#	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

++	Mr. Mayer is an “interested trustee”, as defined in the 1940 Act, due to his position as Executive Vice President of AllianceBernstein.

AllianceBernstein Exchange Reserves

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2002 until March 2003.

Raymond J. Papera 51	Senior Vice President	Senior Vice President of AllianceBernstein,** with which he has been associated since prior to 2002.

Maria R. Cona 52	Vice President	Vice President of AllianceBernstein,** with which she has been associated since prior to 2002.

John Giaquinta 44	Vice President	Assistant Vice President of AllianceBernstein,** with which he has been associated since prior to 2002.

Jason Moshos 31	Vice President	Vice President of AllianceBernstein,** with which he has been associated since prior to 2002.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2002.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2002.

Thomas R. Manley 56	Controller	Vice President of AllianceBernstein,** with which he has been associated since prior to 2002.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	AllianceBernstein, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 800-227-4618 for a free prospectus or SAI.

AllianceBernstein Exchange Reserves

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Exchange Reserves (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.3

Fund	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/06 ($MIL)
Exchange Reserves	25 bp on 1st $1.25 billion	$485.9
	24 bp on next $0.25 billion
	23 bp on next $0.25 billion
	22 bp on next $0.25 billion
	21 bp on next $1.0 billion
	20 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the most recently completed fiscal year, the Adviser received $68,500 (0.01% of the Fund’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Trustees on October 31-November 2, 2006.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

3	The Fund was not affected by the Adviser’s agreement with the NYAG since the Fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds with a category of “Low Risk Income.”

AllianceBernstein Exchange Reserves

Set forth below are the total expense ratios as of the Fund’s most recent semi-annual period:

Fund	Total Expense Ratio[4]	Fiscal Year
Exchange Reserves	Advisor Class 0.79%	September 30
Class A (net) 1.09%
Class B (net) 1.55%
Class B (gross) 1.80%
Class C (net) 1.30%
Class C (gross) 1.55%
Class R 1.09%
Class K 0.66%
Class I 0.51%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these costs are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Fund. However, with respect to the Fund, the Adviser represented that there is no institutional product in the Form ADV that has a substantially similar investment style as the Fund.

The adviser manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a similar investment style as the Fund:5

Fund	AVPS Portfolio	Fee Schedule
Exchange Reserves	Money Market	0.45% on first $2.5 billion
0.40% on next $2.5 billion
0.35% on the balance

4	Annualized.

5	It should be noted that AVPS was affected by the settlement between the Adviser and the NYAG.

(continued)	AllianceBernstein Exchange Reserves

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following “all-in” fee6 for Short Maturity Dollar, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Fee
Short Maturity Dollar	1.05% on the 1st €100 million[7]
Class A	1.00% on the next €100 million
0.95% in excess of €200 million

Class I (Institutional)	0.50% on the 1st €100 million
0.45% on the next €100 million
0.40% in excess of €200 million

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for the following sub-advisory relationship:

Fund	Sub-advised Fund	Fee Schedule
Exchange Reserves	Client No. 1[8]	0.125% on first $100 million
0.10% on next $ 150 million
0.05% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed advisory fee9 relative to the median of the Fund’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the subject Fund. Set forth below is the Fund’s contractual management fee and ranking relative to the medians of the Fund’s EG, as of the Fund’s most recently completed fiscal year end.

Fund	Contractual Management Fee[11]	Lipper Expense Group Median	Rank
Exchange Reserves	0.250	0.450	1/11

6	Each “all-in” fee shown is for the Class A shares of Short Maturity Dollar. This fee covers investment advisory services and distribution related services.

7	The current Euro-U.S. dollar currency exchange rate is €1 per $1.26. At that currency exchange rate, €100 million would be equivalent to approximately $126 million. €200 million would be equivalent to approximately $252 million.

8	This sub-advised fund has a more restrictive investment style than Exchange Reserves; the fund invests primarily in high-quality municipal short-term securities.

9	The Fund’s contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

10	Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset size comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

AllianceBernstein Exchange Reserves

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). Lipper describes an EG as a representative sample of comparable funds and an EU12 as a broader group, consisting of all funds with the same investment classification/objective and load type as the subject Fund.13 Lipper also provided pro-forma total expense ratio information (shown in bold and italicized) to account for the Fund’s reduction in Rule 12b-1 fees, effective October 1, 2005.

Fund	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Rank	Lipper Exp. Universe Median (%)	Rank
Exchange Reserves	1.130	0.998	7/11	1.085	82/153
Exchange Reserves (Pro-forma)	0.930	0.998	6/11	1.085	53/153

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser’s personnel to align the Adviser’s two profitability reporting systems. The alignment, which now has been completed, allows the Adviser’s management and the Trustees to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2005, relative to 2004.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

13	Although Exchange Reserves’ EG and EU includes funds with a different load type (back-end load and level load funds), this expansion was not made at the request of the Adviser and the Senior Officer. As a result of the previous year’s contractual reduction in Rule 12b-1 fees, which now is 0.30% of the Fund’s daily net assets, the Fund is now classified as no-load. Lipper defines no-load funds as those with contractual Rule 12b-1/non 12b-1 service fees less than or equal to 30 basis points.

14	Most recently completed fiscal year Class A share total expense ratio.

(continued)	AllianceBernstein Exchange Reserves

approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.15 During the Fund’s most recently completed fiscal year, ABI received from the Fund $2,578,152 and $341,371 in Rule 12b-1 and CDSC fees, respectively.16

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability increased in 2005 in comparison to 2004. During the Fund’s most recently completed fiscal year, ABIS received $1,420,571 in fees from the Fund.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedules being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Trustees regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund’s assets were to exceed the initial breakpoint its shareholders would benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

15	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

16	The amount shown for Rule 12b-1 fees is net of the portion of the distribution fees that was waived by ABI. During the most recently completed fiscal year, ABI waived a portion of the Rule 12b-1 distribution fees in the amounts of $354,161 and $82,373, which reduced the effective annual rate to 0.75% and 0.50% for Class B and Class C shares, respectively.

AllianceBernstein Exchange Reserves

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year net and gross performance returns and rankings of the Fund17 relative to the Fund’s Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended June 30, 2006.19

	Fund Return (Net)	PG Median	PU Median	PG Rank	PU Rank
1 year	3.17	3.17	3.11	6/11	79/178
3 year	1.45	1.47	1.45	7/11	84/167
5 year	1.28	1.27	1.21	5/10	57/137
10 year	2.90	2.73	3.03	2/5	31/59

	Fund Return (Gross)	PG Median	PU Median	PG Rank	PU Rank
1 year	4.34	4.30	4.33	4/11	66/176
3 year	2.58	2.58	2.57	5/11	59/165
5 year	2.35	2.36	2.40	6/10	99/135
10 year	4.01	4.09	4.09	4/5	48/57

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold) versus its benchmark:20

	Periods Ending June 30, 2006 Annualized Performance
Funds	1 Year	3 Year	5 Year	10 Year	Since Inception
Exchange Reserves (net)	3.17	1.45	1.28	2.90	3.11
Lipper Money Market Average	3.35	1.68	1.52	3.26	3.59

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 15, 2006

17	The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the net (not gross) performance returns of the Fund that is shown was provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

18	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU. Funds with negative management fees are normally excluded from EUs, but not necessarily from PUs.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund may have had a different investment classification/objective at different points in time.

20	The Adviser provided Fund and benchmark performance return information for periods through June 30, 2006.

ALLIANCEBERNSTEIN FAMILY OF FUNDS	AllianceBernstein Exchange Reserves

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

WEALTH STRATEGIES FUNDS	TAXABLE BOND FUNDS

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

BLENDED STYLE FUNDS

U.S. Large Cap Portfolio

Global Bond Fund* Corporate Bond Portfolio Emerging Market Debt Fund Diversified Yield Fund* High Yield Fund Intermediate Bond Portfolio Short Duration Portfolio MUNICIPAL BOND FUNDS
International Portfolio Tax-Managed International Portfolio GROWTH FUNDS Domestic Growth Fund Mid-Cap Growth Fund	National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

VALUE FUNDS

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

INTERMEDIATE MUNICIPAL BOND FUNDS

Intermediate California

Intermediate Diversified

Intermediate New York

CLOSED-END FUNDS

All-Market Advantage Fund

AllianceBernstein Global High Income Fund*

AllianceBernstein Income Fund*

AllianceBernstein National Municipal Income Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

RETIREMENT STRATEGIES FUNDS

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

EXC-0151-0907

ITEM 2.    CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c)  The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Exchange Reserves	2006	$25,000	$—	$5,500
	2007	$26,000	$—	$6,450

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

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(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)

2006	$4,880,596	$ $ $	5,500 — (5,500)
2007	$419,474	$ $ $	6,450 — (6,450)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

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ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Exchange Reserves

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date: November 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date:	November 26, 2007

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	November 26, 2007

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